Exhibit 99.1

ATHENA GOLD FINALIZES PURCHASE OF TWO KEY PATENTED CLAIMS
AT EXCELSIOR SPRINGS PROJECT, NEVADA

PLANS BEING DEVELOPED TO FOLLOW-UP ON HIGH-GRADE DISCOVERY HOLE DB-23

CLOSES FIRST TRANCHE OF CAD $0.08 UNIT PRIVATE PLACEMENT

VACAVILLE, CA – August 22, 2022 – Athena Gold Corporation (OTCQB: AHNR)(CSE: ATHA) (“Athena” or the “Company”) is pleased to announce that the Company has finalized its purchase (the “Transaction”) of an undivided 100% interest in two key patented claims, the Fortunatus and Prout lode mining claims (Mineral Survey 4106), located in Esmeralda County, Nevada (the “Claims”)pursuant to an acquisition agreement with an arm’s length private party. The commercial terms of the Transaction are unchanged from the Company’s press release dated June 9, 2022.

Claims

The Claims were previously held by the Company under a lease option agreement that was set to expire in June 2023 and are an integral part of the Company’s flagship Excelsior Springs project located in Nevada (the “Project”) and include the historic high-grade Buster gold Mine. The Fortunatus lode claim was originally located on July 10, 1873, and the Prout lode claim was located on January 21, 1892. The patented claims were awarded in 1913 and signed by President Woodrow Wilson.

The Buster Mine produced an estimated 35,000 ounces of high-grade gold averaging 1 ounce of gold per ton between its discovery in 1873 and the early 1900s of. Gold bullion from the Buster Mine was shipped to the Carson City Mint in Carson City, Nevada.

Excelsior Springs Update

Athena is planning a Phase 2 drill program for the Project (the “Phase 2 Drill Program”) to follow up on its recent discovery hole DB-23. The discovery hole started at a shallow depth of 140 feet (42.7 meters) with a 110-foot (33. 5 meters) intercept of 5.15 Au g/t and 8.9 Ag g/t including a 55-foot (16.8 meters) intercept of 10.03 Au g/t and 17.3 silver g/t, and a 35-foot (10.7 meters) intercept of 15.3 Au g/t and 26.5 Ag g/t. See the Company's press release dated June 29, 2022.

DB-23 contained the highest-grade intercept of more than 20 feet thick at the Project and its Grade x Thickness (“G x T”) product of 566 is twice as large as the next highest G x T from the Project’s known historical RC drilling. In addition, it is open up and down dip and untested for potential strike length extensions of at least 450 feet to the west and more than 1,000 feet to the east.

John Power, Athena’s President & CEO, stated, “Our technical team is focused on developing the Phase 2 Drill Program to follow-up on the tremendous intercept in DB-23.”

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Closing of First Tranche of Private Placement

Athena is also pleased to announce it has closed the first tranche of a non-brokered private placement offering (the “Offering”). In connection with the closing of the first tranche, the Company has issued 3,810,000 units of the Company (each, a “Unit”) at a price of CAD $0.08 per Unit for gross proceeds of CAD $304,800. Each Unit consists of one common share in the capital stock of the Company and one common share purchase warrant, with each warrant entitling the holder thereof to purchase one common share in the capital stock of the Company at a price of CAD $0.12 at any time on or before the first business day that is 24 months after the closing of the Offering.

The net proceeds from the Offering are expected to be used for further project exploration and general working capital. All securities issued in connection with the Offering are subject to resale restriction periods under applicable United States securities laws. In addition, any securities issued in Canada under the Offering are subject to a four month and one day hold period in Canada. No finder’s fees were paid pursuant to the closing of the first tranche of the Offering.

None of the foregoing securities have been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Qualified Person

John Hiner, Licensed Geologist and Registered Member of SME (Society for Mining, Metallurgy & Exploration), is a qualified person as defined by National Instruction 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators and has reviewed the scientific and technical information included in this press release and has approved the disclosure herein.  Mr. Hiner is not independent of the Company.

About Athena Gold Corporation

Athena is focused on exploring its Excelsior Springs project located 45 miles southwest of Goldfield in Esmeralda County, Nevada while concurrently pursuing the acquisition other worthy precious and base metal properties.

For further information about Athena Gold Corporation and our Excelsior Springs project, please visit www.athgenagoldcorp.com.

For further information, please contact:

John Power, President at 707-291-6198 or info@athenagoldcorp.com

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding the completion of the Phase 2 Drill Program, completion of the Offering, future results from exploration of the Project, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

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The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise required by law.

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